UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2010

Access Plans, Inc.
(Exact name of registrant as specified in its charter)

OKLAHOMA	000-30099	27-1846323
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 36th Avenue NW, Suite 105, Norman, OK	73072
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (405) 579-8525

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5—Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 13, 2010, Access Plans, Inc. announced the appointment of Charles Harris as President of America’s Health Care/Rx Plan Agency, Inc., its insurance marketing division and subsidiary. A press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein in its entirety.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated October 13, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCESS PLANS, INC.
(Registrant)

Date: October 13, 2010

By: /s/ Bradley W. Denison
Name:   Bradley W. Denison
Title:   Executive Vice President, Secretary and General Counsel